                                                                    Exhbit 10.20

EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR ANY NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(B)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED (1) TO THE COMPANY, (2) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF THE CASES (1) THROUGH (4) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. HOLDERS OF INTERESTS IN THIS TEMPORARY GLOBAL NOTE WILL NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE.

BENEFICIAL INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY BE EXCHANGED FOR INTERESTS IN A RESTRICTED GLOBAL NOTE ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE NOTES IN COMPLIANCE WITH RULE 144A, AND (2) THE TRANSFEROR OF THE REGULATION S TEMPORARY GLOBAL NOTE FIRST DELIVERS TO THE COMPANY A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT THE REGULATION S GLOBAL NOTE IS BEING TRANSFERRED (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, (B) TO A PERSON WHO IS PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

BENEFICIAL INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM

OF AN INTEREST IN THIS TEMPORARY GLOBAL NOTE, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF THE TRANSFEROR FIRST DELIVERS TO THE COMPANY A WRITTEN CERTIFICATE TO THE EFFECT THAT IF SUCH TRANSFER IS BEING MADE IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 (IF AVAILABLE) AND THAT, IF SUCH TRANSFER OCCURS PRIOR TO THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, THE INTEREST TRANSFERRED WILL BE HELD IMMEDIATELY THEREAFTER BY A NON U.S. PERSON.

                  AMENDED AND RESTATED 8% SENIOR NOTE DUE 2006

No. 5                                                            August 26, 2005

$2,000,000.00

     FOR VALUE RECEIVED, EpiCept Corporation, a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of EPICEPT CORPORATION, ON BEHALF OF THE REGULATION S PURCHASERS UNDER THE PURCHASE AGREEMENT (as defined below) and its successors and assigns (the "Holder"), the principal sum of TWO MILLION DOLLARS ($2,000,000.00) (the "PRINCIPAL AMOUNT"), on the terms and conditions set forth in the Amended and Restated Note Purchase Agreement, dated as of August 26, 2005 (the "PURCHASE AGREEMENT"), among the Company and the Purchasers identified on Annex A and Annex B thereto (the "PURCHASERS"). Subject to the conversion, prepayment and default provisions set forth in this Note and the Purchase Agreement, all outstanding principal and accrued and unpaid interest under this Note shall become due and payable on October 30, 2006.

     Payments of principal of, interest on and any premium with respect to this Note are to be made in lawful money of the United States of America by check mailed and addressed to the registered Holder hereof at the address shown in the register maintained by the Company for such purpose, or, at the option of the Holder, in such manner and at such other place in the United States of America as the Holder hereof shall have designated to the Company in writing.

     Notwithstanding any provision to the contrary in this Note, the Purchase Agreement or any other agreement, the Company shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

     This Note is one of a series of Amended and Restated 8% Senior Notes Due 2006 (herein called the "AMENDED AND RESTATED NOTES") issued pursuant to the Purchase Agreement and the existing 8% Senior Notes Due 2006 (together with the Amended and Restated Notes, the "NOTES") and is entitled to the benefits thereof. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement. Each Holder of this Note will be deemed, by its acceptance hereof, to have agreed to the provisions


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
and to have made the representations and warranties set forth in Article 6 of the Purchase Agreement.

     This Note is transferable only by surrender hereof in accordance with
Article 7 of the Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder of this Note.

     This Note is also subject to optional prepayment, in whole or in part, at the times and on the terms specified in the Purchase Agreement.

     This Note is also subject to mandatory prepayment on the terms specified in the Purchase Agreement.

     Immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger, the outstanding principal of and accrued and unpaid interest on the Amended and Restated Notes shall automatically convert, without further act on the part of the Holder, into shares of Common Stock at a conversion price of $0.71.

     If the Company fails to consummate an initial public offering (the "INITIAL PUBLIC OFFERING") and thereafter consummates a debt or equity financing with gross proceeds to the Company of at least $15,000,000 (a "QUALIFYING FINANCING"), then, simultaneously with the closing of such Qualifying Financing, the outstanding principal and accrued and unpaid interest on this Note shall, at the Holder's option, be converted into the number of securities determined by dividing the principal amount, plus accrued and unpaid interest, outstanding at the conversion date by the purchase or issue price of the securities sold or issued in the Qualifying Financing. Such conversion shall occur at the lowest price paid by any purchaser in the Qualifying Financing. To effect such conversion, the Payee shall on or before the closing of the Qualifying Financing become a party to all agreements between the Company and the purchasers in the Qualifying Financing which set forth the terms and conditions of such purchase and the Payee shall be entitled to all the rights granted to the purchasers thereunder and subject to any restrictions or obligations imposed generally on such purchasers. The Company will mail or cause to be mailed to the Payee a notice specifying the date on which such Qualifying Financing is scheduled to close. Such notice will be mailed at least twenty (20) days prior to the date of such closing.

     If an Event of Default as defined in the Purchase Agreement occurs and is continuing, the unpaid principal and accrued and unpaid interest on this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Purchase Agreement.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Company, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of maturity, notice of non-payment, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and any exemption, each in respect of this Note.

     In no event, whether by reason of acceleration of the maturity of the amounts due under the Note or otherwise, shall interest and fees contracted for, charged, received, paid or agreed to be paid to the Holder exceed the maximum amount permissible under applicable Law. If, from any circumstance whatsoever, interest and fees would otherwise be payable to the Holder in excess of the maximum amount permissible under applicable Law, the interest and fees shall be reduced to the maximum amount permitted under such Law. If from any circumstance, the Holder shall have received anything of value deemed interest by applicable Law in excess of the maximum lawful amount, an amount equal to any excess of interest shall be applied to the reduction of the principal amount of the Notes, in such manner as may be determined by the Holder, and not to the payment of fees or interest, or if such excess interest exceeds the unpaid balance of the principal amount of the Notes, such excess shall be refunded to the Company.

     Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Note is held to be prohibited by or invalid under applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Note.

     This Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Delaware and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

                                      * * *

     In witness whereof, the Company has caused this Amended and Restated Note to be executed and delivered by its respective duly authorized officer as of the day and year and at the place set forth above.

                                        EPICEPT CORPORATION


                                        By: /s/ John V. Talley
                                            ------------------------------------
                                        Name: John V. Talley
                                        Title: Chief Executive Officer